Exhibit 10.13

LEASE AMENDMENT NUMBER ONE

THIS LEASE AMENDMENT NUMBER ONE this (“Amendment”) is dated as of June 11, 2013 and entered into by and between Mooreland Investors, LP, successor in interest to UCM/Proventure-Synergy Business Park, L.LC (“Landlord”) and Franklin Synergy Bank. (“Tenant”) with its principal office at 722 Columbia Ave Franklin, TN 37064. Tenant and Landlord, or Landlord’s predecessor in interest, executed a Lease dated October 8, 2008 (the “Lease”). Tenant and Landlord desire to alter and modify the Lease for good and valuable consideration, the receipt and sufficiency of which hereby are acknowledged, the Lease is amended as follows

1. Expiration Date. November 30, 2014

2. Monthly Base Rent. Effective December 1, 2013, the Monthly Base Rent shall be as outlined in the rent schedule below:

Monthly Base Rent Schedule	Monthly Base Rent
December 1, 2013 through November 30, 2014	$7,054.42

3. Condition of the Premises. Tenant shall accept the Premises in their “as is” condition. Any modifications or renovations to the Premises will be at Tenant’s sole cost.

4. Operating Expenses: Tenant’s 2008 Base Year will remain unchanged and Tenant will continue to pay the current monthly estimate for operating expenses of $216.00/mo in addition to the Base Rent amount outlined above.

Except as specifically amended and modified by this Amendment, the parties hereby ratify and confirm that all other terms of the Lease are and shall remain in full force and effect Capitalized terms used herein and not otherwise defined shall have the respective meanings assigned thereto in the Lease.

IN WITNESS WHEREOF, Landlord and Tenant have executed or caused to be executed this Amendment on the dates shown below their signatures to be effective as of the date set forth above.

LANDLORD:		TENANT:

MOORELAND INVESTORS, LP		Franklin Synergy Bank
A Tennessee state chartered bank

A Tennessee limited partnership
By:

By:	BNM Corporation	Print Name:	Kevin Herrington

	its General Partner	Title:	SVP, COO

		Date:	6/11/13

By:

Its:	Manager